                                                                 EXHIBIT 10.56



                                CONSORTIUM 2000
                             and CALL POINTS, INC.
                                   AGREEMENT

* AN ASTERISK in this document indicates that the portion of the text so marked is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                                        Date: September 07, 1995

         CONSORTIUM 2000 and CALL POINTS agree that:

         (1) CONSORTIUM 2000 will act as an agent and refer teleconferencing clients to CALL POINTS as needed for conferencing services.

         (2) These clients will communicate directly with CALL POINTS via phone or fax to arrange for service, make reservations, etc. for conference calls.

         (3) CONSORTIUM 2000 will provide CALL POINTS with a list of clients that are eligible for the rates specified in this agreement.

         (4) CALL POINTS will assign each CONSORTIUM 2000 client with a unique account number, specified at your request.

         (5) CALL POINTS will assume all responsibility involved in mailing invoices directly to each customer.

         (6) CONSORTIUM 2000 will not be eligible to contact any customer off CALL POINTS.

         (7) The following rates are fixed for a one (1) year period. Agency commission will be paid on overall total dollars collected and paid on a monthly basis.


         DOMESTIC 800 MEET ME               DOMESTIC AND INTERNATIONAL       COMMISSION
         AND OPERATOR ASSISTED RATES               MEET ME RATES
         Standard rate per minute-  *       Standard rate per minute-  *    *  of net billed revenue
         Average rate per minute-   *       Average rate per minute-   *    *  of net billed revenue
         Recommended rate-          *       Recommended rate-          *    *  of net billed revenue
         Lowest possible rate-      *       Lowest possible rate-      *    *  of net billed revenue


*Fax broadcast services-__*__ commission-__*___ per page
*Options for Commissions: A higher commission percentage will be negotiated on all customers exceeding 40,000 minutes per month at a rate of __*____ for Domestic 800 Meet Me and Operated Assisted services. In addition, Call Points will allow a rate of ____*___ for Meet Me services based on projected volume minutes exceeding 25,000 minutes per month.


          CALL POINTS, INC.  PROPRIETARY INFORMATION, DO NOT DISCLOSE

Agreed and Accepted:                       Agreed and Accepted:

Initial                                    Initial
       --------------------                       --------------------

CONSORTIUM 2000                            CALL POINTS, INC.

Date Signed: 10/16/95                      Date Signed: 9/12/95

BY: [SIG] /s/ Wouter Van Biene             BY  [SIG]
   ------------------------------            ------------------------------

Printed Name: Wouter Van Biene             Printed Name:

TITLE:  EVP                                TITLE:  Director of Global Sales





          CALL POINTS, Inc.  Proprietary Information, Do Not Disclose

                                CLIENT CONTRACT

                               VERIFICATIONS PLUS
                          700 Locust Street, Suite 300
                            Dubuque, Iowa 52001-6804
                                 1-800-582-9501
                              FAX: (319) 582-2003


                                      with

                             CONSORTIUM 2000, INC.




         EFFECTIVE DATE:                           January 24, 1996

         PARTIES:

         Client Name:                              Consortium 2000

         Client Address:                           6167 Bristol Parkway
                                                   Suite 300
                                                   Culver City, CA 90230-6611

         Client Telephone Number:                  (310) 645-4200

         Client Fax Number:                        (310) 645-5546

         Client Contact Person(s):                 Mr. Wouter Van Biene

         ADC Contact Person(s):                    Tim Duggan
                                                   Senior Account Executive

                 RECITALS:        This Agreement is entered this 24th day of
                 January 1996, between Consortium 2000, Inc. hereinafter referred to as C 2000 and Verifications Plus, hereinafter referred to as VP. Advanced Data-Comm, Inc., is an Iowa corporation with its principal place of business at the above address.

                 AGREEMENT:       WHEREAS, C 2000 seeks Telesales services from
                 VP and whereas VP is ready, willing and able to provide such services and C 2000 agrees to accept and pay for such services, the parties hereby agree as follows:

CLIENT CONTRACT - Consortium 2000, Inc.
January 16, 1996
Page 2

         1. TERM: This Agreement will be for a period of 90 days, commencing on the 24th day of January 1996, and extending until the 24th day of April 1996, ("Original Term"), unless otherwise terminated by mutual agreement through proper notice or rescission in writing. Following the Original Term, the agreement will be automatically renewed for two (2) successive terms of one year ("Renewal Term") unless either party gives written notice of termination to the other party through proper notice or recision in writing. The Renewal Term will allow the provision to negotiate pricing and provide acceptance of new pricing and other conditions under a separate written addendum.

         2.      SCOPE OF WORK:

                 A:       Obligations Defined:

                         1. C 2000 agrees to utilize the services of VP and will be responsible for:

                                  a)       Providing VP with the required data
                                           and background Information, as
                                           requested by VP, to operate the
                                           verification services as defined
                                           herein.

                                  b)       Assisting in the planning and
                                           designing of the program, including
                                           scripting.

                                  c)       Assisting with the training of VP
                                           personnel as requested and agreed to.

                                  d)       Approving all materials to be used
                                           by VP.

                          2.      VP will be responsible for:

                                  a)       Assisting in the planning and
                                           designing of the program, including
                                           scripting.

                                  b)       Conducting the training of VP
                                           verifications staff.

                                  c)       Monitoring and managing the
                                           verification's activity.

                                  d)       Maintaining a call detail on each
                                           record received and providing C 2000
                                           with a daily report of calling
                                           activity.

CLIENT CONTRACT - Consortium 2000, Inc.
January 16, 1995
Page 3

                                  e)       Providing C 2000 agents an 800
                                           number to call and report sales. VP
                                           will, using the attached script,
                                           capture the required information.

                                  f)       Providing C 2000 with all sales, on
                                           a daily basis.  VP will create one
                                           file containing all verified sales
                                           for retrieval by C 2000.  Sales
                                           vendor(s) agents will retrieve a
                                           file listing all records appended
                                           with a final disposition, in
                                           electronic format.

                                  g) Informing C 2000 of any record which requires immediate attention.

3.       FEES AND PAYMENTS

         A:      Set-up and Verification

                 1.       Program Development                       /ONE TIME

                          The program development fee shall be recoverable by C 2000. Beginning the month following a month where C 2000 reaches a minimum call volume of 3,000 calls, VP
                          will apply a credit of      per month for each month
                          that call volume equals or exceeds a minimum call volume of 3,000 calls.

                          CLIENT INITIATED CHANGES (AFTER APPROVAL OF ORIGINAL PROGRAM)

                          The following charges shall apply to material changes requested by C 2000 (such as material changes to the script which would require re-programming of automated system and/or retraining of verification agents. Any material changes must submitted in writing and VP would provide an estimate of implementation date and associated costs.

                          A.      Information Systems       /hour
                                  VP will provide an estimate prior to
                                  programming.

                          B.      Training         /hour VP
                                  will provide an estimate prior to training.

CLIENT CONTRACT - Consortium 2000, Inc.
January 16, 1996
Page 4

               2.      Project Management                                 /MONTH
                       For Call Back Verification System

                       VP will assess the Project Management Fee for each month that the call back verification system is in place. Project Management fee only applies to Call Back Verification System.

                          3.      Verification Calls
                                  a)       Call Back Verification:
                                     2,000 to 10,000 calls per month $ _*__call
                                    10,001 to 30,000 calls per month $ _*__call
                                    30,001 to 60,000 calls per month $ _*__call
                                    Over 60,000 calls per month      $ _*__call

                                  b)       Live Transfer/Direct Connect
                                           Verification:

                                   2,000 to 10,000 calls per month $ _*__call 10,001 to 30,000 calls per month $ _*__call 30,001 to 60,000 calls per month $ _*__call Over 60,000 calls per month $ _*__call

                        4 .       Processing of Information         $   _*__file
                                  For Live Transfer Method    processed/day _*__


                                  VP will conduct overnight processing of
                                  information required by C 2000 and Sales
                                  Agents, (Verified and Voided sales).
                                  Information will be retrieved, via modem, from VP's Bulletin Board System. The Processing of Information Fee will not exceed _____ per month, unless approved in advance by C 2000.

                        C:      Incidentals:    For services not previously
                                                addressed

                                  1.       Clerical         _*__/hr.
                                           (if required and approved in writing)
                                  2.       Copies           _*__/page
                                  3.       Postage/Overnight Shipping   AT COST

CLIENT CONTRACT - Consortium 2000, Inc.
August 30, 1995
Page 5

                 D. Billing: Charges will be billed bi-weekly (26 times per year), plus any incidental costs incurred. Verification charges will be based on the quantity and method by which the sale was verified. The actual charge for verification calls will be determined by the call volume of the verification method used for the previous month. All other charges will be based on work actually performed or expenses incurred on behalf of C 2000. Terms are net 15 days from date of billing, with late charges of 1.5% per month on the unpaid balance beginning 31 days from final billing date.

         4. CONFIDENTIALITY: Both parties acknowledge that the intention in the negotiation of or performance of this Contract is confidential and information of each has been and will be made available to the other. The parties agree to use reasonable efforts to maintain the confidentiality of such material and agree not to make any use of such material not required under this Contract. VP agrees that any data provided by C 2000 will be used solely and only for the purpose of providing the verifications services outlined in this Contract. VP agrees not to use such data for any other purposes.

         5. FCC REGULATIONS: It is C 2000's responsibility to notify VP if there any individuals on the list provided that do not wish to be called under the "Do Not Call" provisions of FCC Regulations. VP will notify C 2000 of any additional names that are added to the list during our calling. VP warrants that verification practices as outlined herein comply with the rules and regulations of the Federal Communications Commission concerning the Policies and Rules Concerning Changing Long Distance Carriers, (FCC 91-398, CC Docket No. 91-64).

         6. DEFAULT: Should either party default in the performance of any terms and conditions of this Contract, the other party, may at its option terminate the same by providing written notification. Not withstanding the above, C 2000 may terminate this agreement at any time by providing written notification five (5) days prior to termination. C 2000 will owe for any and all charges up to and including the date of termination. VP has the option of retaining all information until receipt of final payment for all charges incurred by C 2000 up to and including the date of termination.

                 A. FEES: In the event of a default, C 2000 will be responsible for full payment of all fees, both real and incidental, accrued to the point of termination. Any deposit made by C 2000 to VP will be retained by VP and considered as liquidation damages to be applied toward total damages.

CLIENT CONTRACT - Consortium 2000, Inc.
August 30, 1995
Page 6

                 B. Arbitration: Any controversy or claim between C 2000 and VP arising out of, or resulting from this Agreement, or breach of it, which is not resolved by the parties within thirty (30) days, will, upon written notice by either party to the other, be resolved by binding arbitration in the metropolitan Dubuque area, in accordance with the rules and regulations of the American Arbitration Association and the laws of Iowa will be applied, and judgement upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The prevailing party will be entitled to receive its legal fees as part of any such award or judgement.

         7. DAMAGES: VP will not be liable for any special or consequential damages. VP's liability for breach of this Agreement or associated claim will be limited to the return of the amount paid by C 2000, as liquidated damages.

         8.      MISCELLANEOUS:

                 A. Notices: All legal Notices hereunder shall be in writing and will be given in person or deposited in the United States Mail for delivery by prepaid certified mail to the recipient at the respective address shown above for VP or C 2000.

                 B. Binding Effect: This Agreement will inure to the benefit of and be binding upon the parties hereto, as well as respective successors and assigns.

                 C. Entire Agreement: This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes all previous Agreements between the parties relating to the same subject. The parties hereunto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein. No modification of this Agreement will be valid unless made in writing and signed by the parties hereto.

                 D. Governing Law and Jurisdiction: This Agreement has been made under the laws of the State of Iowa and any action brought to enforce its terms and conditions will be brought in the Iowa District Court for Dubuque County.

                 E. Severability: Any provision of this Agreement deemed invalid or unenforceable by a Court of proper jurisdiction or other government action will not invalidate the remaining provisions of this Agreement, which will remain in full force and effect to the extent permitted by law.

CLIENT CONTRACT - Consortium 2000, Inc.
August 30, 1995
Page 7

IN WITNESS WHEREOF, we subscribe our names below with the assertion that we have the authority to bind our respective entities this 5th day of February, 1996.




ADVANCED DATA-COMM, INC.  By:                   Consortium 2000, Inc., By:

/s/  MICHAEL J. BUDDE                           /s/  WOUTER VAN BIENE
------------------------------                  ------------------------------
Michael J. Budde                                Wouter Van Biene
President/CEO
                                                EVP
                                                ------------------------------
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